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                       SECURITIES AND EXCHANGE COMMISSION

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 24, 2000

                                Bio-Plexus, Inc.
               (Exact Name of Registrant as Specified in Charter)

    Connecticut                    0-24128               06-1211921
 (State or Other Jurisdiction    (Commission            (IRS Employer
   of Incorporation)              File Number)          Identification No.)

                      129 Reservoir Road, Vernon, CT 06066
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (860) 870-6112



          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events


         Bio-Plexus, Inc. (the "Company") reports that it has adjourned a Special Meeting of Shareholders scheduled for February 28, 2000. The press release related to such action is Exhibit 99.1 to this filing, and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BIO-PLEXUS, INC.



                                  By: /s/ Carl R. Sahi
                                      -----------------------------------------
                                      Name:    Carl R. Sahi
                                      Title:   President and Chief Executive
                                               Officer


Date:  February 24, 2000



                                  EXHIBIT INDEX


Exhibit No.        Description

99.1 Press Release related to adjournment of the Special Meeting scheduled for February 28, 2000.